Exhibit 10.1
FOURTH AMENDMENT
TO
LOAN AND SECURITY AGREEMENT

This Fourth Amendment to Loan and Security Agreement (this “Amendment”) is entered into as of November 23, 2010, by and among SILICON VALLEY BANK, a California corporation (“Bank”), COMVERGE, INC., a Delaware corporation (“Comverge”), ENERWISE GLOBAL TECHNOLOGIES, INC., a Delaware corporation (“Enerwise”), COMVERGE GIANTS, LLC, a Delaware limited liability company (“Giants”), PUBLIC ENERGY SOLUTIONS, LLC, a New Jersey limited liability company (“PES”), PUBLIC ENERGY SOLUTIONS NY, LLC, a Delaware limited liability company (“PES-NY”), CLEAN POWER MARKETS, INC., a Pennsylvania corporation (“CPM”) and ALTERNATIVE ENERGY RESOURCES, INC. a Delaware corporation (“AER”) (each of Comverge, Enerwise, Giants, PES, PES-NY, CPM and AER are hereinafter referred to individually as a “Borrower” and collectively as “Borrowers”).

Recitals

A.           Bank and Borrowers have entered into that certain Loan and Security Agreement dated as of November 7, 2008, as amended by that certain First Amendment to Loan and Security Agreement dated October 23, 2009, that certain Second Amendment to Loan and Security Agreement dated February 5, 2010 and that certain Third Amendment to Loan and Security Agreement with an effective date of June 30, 2010 (as the same may from time to time be further amended, modified, supplemented or restated, the “Loan Agreement”).

B.           Bank and Borrowers have entered into that certain Consent Agreement dated as of November 5, 2010 (the “Consent Agreement”), pursuant to which Bank consented to the PFG Financing (as defined in the Consent Agreement).

C.           Bank has extended credit to Borrowers for the purposes permitted in the Loan Agreement.

D.           Borrowers have requested that Bank amend the Loan Agreement to, among other things, modify the availability provisions and the financial covenants.

E.           Bank has agreed to so amend the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

Agreement

Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. Definitions.  Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2. Amendments to Loan Agreement.

2.1 Section 2.1.1 (Revolving Advances).  Section 2.1.1(a) of the Loan Agreement hereby is deleted in its entirety and replaced with the following:

(a)           Availability.  Subject to the terms and conditions of this Agreement, Bank shall make Advances not exceeding the Availability Amount.  Amounts borrowed hereunder may be repaid and, prior to the Revolving Loan Maturity Date, reborrowed, subject to the applicable terms and conditions precedent herein.

2.2 Section 2.1.2 (Letters of Credit).  The third sentence of Section 2.1.2(a) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

The aggregate amount available to be used for the issuance of Letters of Credit may not exceed the Availability Amount.

2.3 Section 6.2 (Financial Statements, Reports, Certificates).  Section 6.2(b) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

(b)           Within thirty (30) days after the last day of each month, deliver to Bank a duly completed Borrowing Base Certificate signed by a Responsible Officer, with aged listings of accounts receivable and accounts payable (by invoice date).

2.4 Section 6.7 (Financial Covenants).  Section 6.7 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

6.7           Financial Covenants.  Borrowers shall maintain at all times, to be tested as of the last day of each month, unless otherwise noted, on a consolidated basis with respect to Borrowers:

(a)           Tangible Net Worth.  A Tangible Net Worth, measured as of the last day of each fiscal quarter during the following periods, of at least the following:

Period	Minimum Tangible Net Worth
Quarter ending December 31, 2010	$50,000,000 plus the Applicable Equity Proceeds
Quarter ending March 31, 2011	$45,000,000 plus the Applicable Equity Proceeds
Quarter ending June 30, 2011	$38,000,000 plus the Applicable Equity Proceeds
Quarter ending September 30, 2011	$40,000,000 plus the Applicable Equity Proceeds
Quarter ending December 31, 2011	$42,000,000 plus the Applicable Equity Proceeds

(b)           Adjusted Quick Ratio.  A ratio of Quick Assets to Current Liabilities, measured as of the last day of each month, of at least (i) 1.50 to 1.00 through June 30, 2011 and (ii) 1.25 to 1.00 as of July 31, 2011 through December 31, 2011.

Bank shall set the 2012 levels for the above financial covenants upon the receipt by Bank of Borrower’s Board of Directors-approved financial projections for 2012.

2.5 Section 13 (Definitions).  The following terms and their respective definitions set forth in Section 13.1 are deleted in their entirety and replaced with the following:

“Adjusted Quick Ratio” is a ratio of (i) Quick Assets to (ii) Current Liabilities, minus the current portion of Deferred Revenue.

“Applicable Equity Proceeds” means an amount equal to fifty percent (50%) of all proceeds received by Borrowers from the sale of equity securities by any Borrower after the date of the Fourth Amendment.

“Availability Amount” means (i) the lesser of the Revolving Loan or the amount of the Borrowing Base, minus (ii) the amount of all outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit) plus an amount equal to the Letter of Credit Reserve, and minus (iii) the outstanding principal balance of any Advances.

“Current Liabilities” are the aggregate amount of Borrower’s Total Liabilities that mature within one (1) year, including, without limitation, the current portion of accrued liabilities related to Comverge’s contract with PJM Interconnection.

“Borrowing Base” is (i) seventy-five percent (75%) of Eligible Accounts, as determined by Bank from Borrowers’ most recent Borrowing Base Certificate, plus (ii) at all times during which Borrower maintains a minimum balance of unrestricted cash and Cash Equivalents with Bank of not less than Twenty Million Dollars ($20,000,000), the sum of (A) ninety percent (90%) of unrestricted cash and Cash Equivalents at Bank, plus (B) twenty-five percent (25%) of gross unbilled accounts receivable related to PJM Interconnection, and minus (iii) the outstanding principal balance under the Term Loan; provided, however, that Bank may decrease the foregoing percentages in its good faith business judgment based on events, conditions, contingencies, or risks which, as determined by Bank, may adversely affect Collateral.

“Quick Assets” are, on any date, Borrowers’ consolidated, unrestricted cash and Cash Equivalents, to the extent that each of the foregoing is maintained with Bank and Bank Affiliates, plus Borrowers’ billed and unbilled Accounts.

“Tangible Net Worth” is, on any date, Borrowers’ consolidated Net Worth minus (a) any amounts attributable to (i) goodwill, (ii) intangible items including unamortized debt discount and expense, patents, trade and service marks and names, copyrights and research and development expenses except prepaid expenses, (iii) notes, accounts receivable and other obligations owing to Borrower from its officers, and (iv) reserves not already deducted, plus (b) Subordinated Debt.

2.6 Section 13 (Definitions).  A new clause (j) is hereby added to the definition of “Permitted Indebtedness” in Section 13.1 of the Loan Agreement as follows:

(j)           Borrowers’ Indebtedness to Partners For Growth III, L.P. under the Loan and Security Agreement, dated as of November 5, 2010, by and between Borrowers and Partners For Growth III, L.P. (the “PFG Loan Agreement”).

2.7 Section 13 (Definitions).  Clause (f) of the definition of “Permitted Investments” in Section 13.1 of the Loan Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

(f)           Investments of Subsidiaries in or to other Subsidiaries or any Borrower and Investments by any Borrower in Subsidiaries; provided, however, that in no event shall Investments by Borrower in non-Borrower Subsidiaries exceed $250,000 in the aggregate in any calendar year; provided, however, on a one-time basis during the term of this Agreement, Borrower may make an Investment of up to $1,000,000 in a new non-U.S. Subsidiary without Bank’s consent;

2.8 Section 13 (Definitions).  A new clause (k) is hereby added to the definition of “Permitted Liens” in Section 13.1 of the Loan Agreement as follows:

(k)           Liens in favor of Partners For Growth III, L.P. pursuant to the PFG Loan Agreement, provided that Partners for Growth III, L.P. executes a Subordination Agreement in a form mutually acceptable to Bank and Partners for Growth III, L.P. on or before the date such Liens are created.

2.9 Section 13 (Definitions).  The following term and its respective definition are hereby added to Section 13.1:

“Fourth Amendment” means that certain Fourth Amendment to Loan and Security Agreement dated as of November __, 2010 among Bank and Borrowers.

2.10 Section 13 (Definitions).  Section 13.1 is hereby amended by deleting the following terms and their respective definitions in their entirety:

“Formula Period”

“Non-Formula Period”

“Tier One Minimum Cash Requirement”

“Tier Two Minimum Cash Requirement”

“Tier Two Non-Formula Period”

2.11 Exhibit C (Borrowing Base Certificate).  Exhibit C of the Loan Agreement is hereby deleted in its entirety and replaced with Exhibit C attached hereto.

2.12 Exhibit E (Compliance Certificate).  Exhibit E of the Loan Agreement is hereby deleted in its entirety and replaced with Exhibit E attached hereto.

3. Limitation of Amendments.

3.1 The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

3.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4. Representations and Warranties.  To induce Bank to enter into this Amendment, Borrowers hereby represent and warrant to Bank as follows:

4.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date and except as indicated in Section 4.3 below), and (b) no Event of Default has occurred and is continuing;

4.2 Borrowers have the power and authority to execute and deliver this Amendment and to perform their obligations under the Loan Agreement, as amended by this Amendment;

4.3 The organizational documents of Borrowers most recently delivered to Bank remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4 The execution and delivery by Borrowers of this Amendment and the performance by Borrowers of their obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5 The execution and delivery by Borrowers of this Amendment and the performance by Borrowers of their obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrowers, (b) any contractual restriction with a Person binding on Borrowers, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrowers, or (d) the organizational documents of Borrowers;

4.6 The execution and delivery by Borrowers of this Amendment and the performance by Borrowers of their obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrowers, except as already has been obtained or made; and

4.7 This Amendment has been duly executed and delivered by Borrowers and is the binding obligation of Borrowers, enforceable against Borrowers in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5. Integration.  This Amendment, the Consent Agreement and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements.  All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment, the Consent Agreement and the Loan Documents merge into this Amendment and the Loan Documents.

6. Counterparts.  This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

7. Effectiveness.  This Amendment shall be deemed upon (a) the due execution and delivery to Bank of this Amendment by each party hereto, (b) Borrowers’ payment of a loan modification fee of $50,000, (c) the execution and delivery to Bank of a Subordination Agreement between Bank and Partners For Growth III, L.P. in a form mutually acceptable to both parties, and (d) payment of Bank’s reasonable legal fees and expenses in connection with the negotiation and preparation of this Amendment.

[Signature page follows.]

In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BORROWERS:

COMVERGE, INC.
By  /s/ Daniel A. Pfeffer
Name:  Daniel A. Pfeffer
Title:    Vice President-Treasurer

ENERWISE GLOBAL TECHNOLOGIES, INC.
By  /s/ Daniel A. Pfeffer
Name:  Daniel A. Pfeffer
Title:    Vice President-Treasurer

COMVERGE GIANTS, LLC
By  /s/ Daniel A. Pfeffer
Name:  Daniel A. Pfeffer
Title:    Vice President-Treasurer

PUBLIC ENERGY SOLUTIONS, LLC
By  /s/ Daniel A. Pfeffer
Name:  Daniel A. Pfeffer
Title:    Vice President-Treasurer

PUBLIC ENERGY SOLUTIONS NY, LLC
By  /s/ Daniel A. Pfeffer
Name:  Daniel A. Pfeffer
Title:    Vice President-Treasurer

CLEAN POWER MARKETS, INC.
By  /s/ Daniel A. Pfeffer
Name:  Daniel A. Pfeffer
Title:    Vice President-Treasurer

[continued on next page]
ALTERNATIVE ENERGY RESOURCES, INC.
By  /s/ Daniel A. Pfeffer
Name:  Daniel A. Pfeffer
Title:    Vice President - Treasurer

BANK: SILICON VALLEY BANK By /s/ M. Scott McCarty Name: M. Scott McCarty Title: Vice President

 [signature page of Fourth Amendment to Loan and Security Agreement]

EXHIBIT C

BORROWING BASE CERTIFICATE

Borrowers: Comverge, Inc., Enerwise Global Technologies, Inc., Comverge Giants, LLC, Public Energy Solutions, LLC, Public Energy Solutions NY, LLC, Clean Power Markets, Inc. and  Alternative Energy Resources, Inc.

Lender:	Silicon Valley Bank
Commitment Amount:	$30,000,000

ACCOUNTS RECEIVABLE
1. Accounts Receivable (invoiced) Book Value as of ____________________	$_______________
2. Additions (please explain on reverse)	$_______________
3. TOTAL ACCOUNTS RECEIVABLE	$_______________

ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)
4. Un-invoiced Accounts	$_______________
5. Amounts over 90 days due	$_______________
6. Balance of 50% over 90 day accounts	$_______________
7. Credit balances over 90 days	$_______________
8. Concentration Limits	$_______________
9. Foreign Accounts	$_______________
10. Governmental Accounts (excluding Governmental Accounts with Assignment of Claims)	$_______________
11. Contra Accounts	$_______________
12. Promotion or Demo Accounts	$_______________
13. Intercompany/Employee Accounts	$_______________
14. Disputed Accounts	$_______________
15. Deferred Revenue	$_______________
16. Other (please explain on reverse)	$_______________
17. TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS	$_______________
18. Eligible Accounts (#3 minus #17)	$_______________
19. ELIGIBLE AMOUNT OF ACCOUNTS (75% of #18)	$_______________

CASH AT BANK
20. Borrowers’ unrestricted cash and Cash Equivalents maintained with Bank	$_______________
21. ELIGIBLE AMOUNT OF CASH (if #20 is greater than or equal to $20,000,000, then 90% of #20, otherwise, enter $0)	$_______________

UNBILLED ACCOUNTS RECEIVABLE
22. Unbilled Accounts Receivable Book Value as of _________________	$_______________
23. ELIGIBLE AMOUNT OF UNBILLED ACCOUNTS (if #20 is greater than or equal to $20,000,000, then 25% of #22, otherwise, enter $0)	$_______________

BALANCES
24. Revolving Loan	$30,000,000
25. Present balance owing on Term Loan	$_______________
26. Total Funds Available (lesser of #24 or (#19 plus #21 plus #23 minus #25))	$_______________
27. Present balance owing on Line of Credit	$_______________
28. Outstanding under Sublimits	$_______________
29. RESERVE POSITION (#26 minus #27 and #28)	$_______________

The undersigned represents and warrants that this is true, complete and correct, and that the information in this Borrowing Base Certificate complies with the representations and warranties in the Loan and Security Agreement between the undersigned and Silicon Valley Bank.

COMMENTS: By: ___________________________ Authorized Signer Date:
BANK USE ONLY
Received by: _____________________
authorized signer
Date:  __________________________
Verified: ________________________
authorized signer
Date: ___________________________
Compliance Status:                                Yes           No

EXHIBIT E

COMPLIANCE CERTIFICATE

TO:           SILICON VALLEY BANK                                                                                                           Date: ________________________

FROM:    COMVERGE, INC.,
ENERWISE GLOBAL TECHNOLOGIES, INC.,
COMVERGE GIANTS, LLC
PUBLIC ENERGY SOLUTIONS, LLC
PUBLIC ENERGY SOLUTIONS NY, LLC
CLEAN POWER MARKETS, INC.
ALTERNATIVE ENERGY RESOURCES, INC.

The undersigned authorized officers of Comverge, Inc., Enerwise Global Technologies, Inc., Comverge Giants, LLC, Public Energy Solutions, LLC, Public Energy Solutions NY, LLC, Clean Power Markets, Inc. and Alternative Energy Resources, Inc. (collectively, the “Borrowers”) certify that under the terms and conditions of the Loan and Security Agreement between Borrowers and Bank (the “Agreement”), (1) Each Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below, (2) there are no Events of Default, (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, (4) Each Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and each Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrowers except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement, and (5) no Liens have been levied or claims made against any Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which such Borrower has not previously provided written notification to Bank.  Attached are the required documents supporting the certification.  The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes.  The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrowers are not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.  Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies

Monthly financial statements with Compliance Certificate	Monthly within 30 days	Yes No
Annual financial statement (CPA Audited) + CC	FYE within 90 days	Yes No
Quarterly financial statement	Within 45 days of fiscal quarter end	Yes No
10-Q, 10-K and 8-K	Within 5 days after filing with SEC	Yes No
Borrowing Base Certificate, A/R & A/P Agings	Monthly within 30 days	Yes No

Financial Covenants*	Required	Actual	Complies

Maintain on a Quarterly Basis:
Minimum Tangible Net Worth:	$50,000,000 plus the Applicable Equity Proceeds, for quarter ending December 31, 2010		Yes No
	$45,000,000 plus the Applicable Equity Proceeds, for quarter ending March 31, 2011		Yes No
	$38,000,000 plus the Applicable Equity Proceeds, for quarter ending June 30, 2011		Yes No
	$40,000,000 plus the Applicable Equity Proceeds, for quarter ending September 30, 2011		Yes No
	$42,000,000 plus the Applicable Equity Proceeds, for quarter ending December 31, 2011		Yes No
Maintain on a Monthly Basis:
Minimum Adjusted Quick Ratio	1.50:1.00 through June 30, 2011	_____:1.00	Yes No
	1.25:1.00 from July 31, 2011 through December 31, 2011	_____:1.00	Yes No

*Bank shall set the 2012 levels for the above financial covenants upon the receipt by Bank of Borrower’s Board of Directors-approved financial projections for 2012.

The following financial covenant analyses and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.

The following are the exceptions with respect to the certification above:  (If no exceptions exist, state “No exceptions to note.”)

-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

By:______________________________ Name: ___________________________ Title: ____________________________
BANK USE ONLY
Received by: _____________________
authorized signer
Date:              _________________________
Verified:        ________________________
authorized signer
Date:             _________________________
Compliance Status:                                         Yes  No

Schedule 1

Schedule 1 to Compliance Certificate

Financial Covenants of Borrowers

Dated:           ____________________

In the event of a conflict between this Schedule and the Loan Agreement, the terms of the Loan Agreement shall govern.

I.           Tangible Net Worth (Section 6.7(a)

Required:

Period	Minimum Tangible Net Worth
Quarter ending December 31, 2010	$50,000,000 plus the Applicable Equity Proceeds (line I below)
Quarter ending March 31, 2011	$45,000,000 plus the Applicable Equity Proceeds (line I below)
Quarter ending June 30, 2011	$38,000,000 plus the Applicable Equity Proceeds (line I below)
Quarter ending September 30, 2011	$40,000,000 plus the Applicable Equity Proceeds (line I below)
Quarter ending December 31, 2011	$42,000,000 plus the Applicable Equity Proceeds (line I below)

Actual:

A.           Borrowers’ consolidated Net Worth for such reporting period                                                                    $_____

B.	Amounts attributable to goodwill	$_____

C.	Amounts attributable to intangible items including unamortized debt discount	$_____
and expense, patents, trade and service marks and names, copyrights and research and development expenses except prepaid expenses

D.           Amounts attributable to notes, accounts receivable and other obligations owing                                $_____
to Borrower from its officers

E.           Amount of reserves not already deducted in lines A through D, above                                                  $_____

F.           Amount of Subordinated Debt                                                                                                                        $_____
G.           Tangible Net Worth (line A minus lines B through E plus line F)                                                             $_____

H.	Proceeds received by Borrowers from the sale of equity
securities by any Borrower after the date of the Fourth Amendment                                                     $_____

I.           50% of line H                                                                                                                                      $_____

Is line G equal to or greater than the required minimum amount for such period set forth above.

______ No, not in compliance                                                                                                ______ Yes, in compliance

II.           Adjusted Quick Ratio (6.7(b))

Required:                      1.50:1.00 through June 30, 2011
  1.25:1.00 from July 31, 2011 through December 31, 2011

Actual:

A.	Unrestricted cash and Cash Equivalents at Bank or Bank’s Affiliates	$
B.	Billed and unbilled Accounts Receivable	$
C.	Quick Assets (line A plus line B)	$
D.	Total Liabilities that mature within one (1) year, including, without limitation, the current portion of accrued liabilities related to Comverge’s contract with PJM Interconnection	$
E.	Current portion of Deferred Revenue	$
F.	Adjusted Quick Ratio (line C divided by (line D minus line E))	____ : 1.00

Is line F equal to or greater than the minimum ratio for such period set forth above?

________ No, not in compliance                                                                               _______ Yes, in compliance